UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 28, 2018

Xenetic Biosciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37937	45-2952962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

(781) 778-7720

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 28, 2018, Xenetic Biosciences, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals and corresponding votes.

1.	The Company’s stockholders approved the election of the following seven nominees with each director receiving votes as follows:

Name	For	Withheld	Broker Non-Votes
Jeffrey Eisenberg	5,763,485	4,324	–
Dr. James E. Callaway	5,765,088	2,721	–
Firdaus Jal Dastoor, FCS	5,763,505	4,304	–
Dr. Dmitry Genkin	5,763,505	4,304	–
Roman Knyazev	5,763,505	4,304	–
Dr. Roger Kornberg	5,749,419	18,390	–
Mr. Adam Logal	5,765,485	2,324	–

2.	The Company’s stockholders voted upon and approved the ratification of the selection of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2018. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
6,311,065	14,103	341,627	–

3.	The Company’s stockholders voted upon and approved, on a non-binding, advisory basis, the Company’s named executive officer compensation. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
5,489,728	11,751	266,330	–

4.	The Company’s stockholders voted upon and approved, on a non-binding, advisory basis, the frequency of holding future votes regarding named executive compensation (“Say on Frequency”) every 1 year. The votes on this proposal were as follows:

1 year	2 Years	3 Years	Abstained	Broker Non-Votes
5,479,640	1,729	13,015	273,425	–

Consistent with the recommendation of the Company’s Board of Directors, as set forth in the 2018 Proxy Statement, and based on the results of this non-binding advisory vote, it is the Company’s intent that future advisory stockholder votes on the compensation of its named executive officers will be held annually and included in the Company’s proxy materials for each annual meeting until the next required vote on Say on Frequency.

No other matters were considered or voted upon at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: November 30, 2018	Name: James Parslow
Title: Chief Financial Officer

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